SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

THE SWISS HELVETIA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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THE SWISS HELVETIA FUND, INC.

875 Third Avenue, 22nd Floor

New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 25, 2015

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 9:30 a.m., on Thursday, June 25, 2015, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017, for the following purposes:

1.        To elect two Class III Directors to serve for a three-year term.

2.        To ratify the selection by the Fund’s Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2015.

3.        If properly presented, voting on the stockholder proposal described in the accompanying Proxy Statement.

4.        To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s Board of Directors has fixed the close of business on April 28, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. Please see the enclosed Proxy for additional instructions on how to vote by telephone or through the Internet. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Abby L. Ingber
Dated: May 4, 2015	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swzfund.com. You are encouraged to review all of the information contained in the Proxy materials before voting. For directions to the Meeting, please call the Fund at 1-800-730-2932 or Georgeson Inc. at 1-866-695-6075.

THE SWISS HELVETIA FUND, INC.

875 Third Avenue, 22nd Floor

New York, New York 10022

ANNUAL MEETING OF STOCKHOLDERS

June 25, 2015

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 9:30 a.m., on Thursday, June 25, 2015, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 4, 2015.

About the Fund

The Fund’s investment adviser and sub-investment adviser are Schroder Investment Management North America, Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.” and together with SIMNA, “Schroders”), respectively. The executive offices of the Fund and SIMNA are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. The executive offices of SIMNA Ltd. are located at 31 Gresham Street, London, EC2V 7QA, United Kingdom. The Fund’s administrator is Citi Fund Services Ohio, Inc. (“Citi Fund Services”), and its executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted “FOR” the election of each nominee as a Class III Director, “FOR” the ratification of the Fund’s independent registered public accounting firm and “AGAINST” Proposal 3. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal. As a result, because they are not votes cast “FOR” a Proposal, they will have the effect of a vote “AGAINST” Proposals 2 and 3. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

Whether or not a quorum is present at the Meeting, one or more adjournments of the Meeting may be proposed, including to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or represented by Proxy and entitled to vote at the Meeting. If an adjournment is proposed, the persons named as Proxies will vote thereon according to their best judgment in the interest of the Fund.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s shares of common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 28, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 27,843,053 shares of common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

The Board of Directors knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2014 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, or by calling the Fund’s toll-free telephone number: 1-800-730-2932.

PROPOSAL 1: TO ELECT TWO CLASS III DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is seven, all of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”). The Board of Directors is divided into three classes, composed of two Class I Directors, three Class II Directors and two Class III Directors. Stockholders are being asked to elect two Class III Directors to serve for a three-year term. The Class III nominees, Brian A. Berris and David R. Bock, are the only nominees to be considered for election as Class III Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2018, or until his respective successor is duly elected and qualified.

Each of the Class III nominees was first nominated by the Governance/Nominating Committee of the Board of Directors. Messrs. Berris and Bock were last elected by stockholders as Class III Directors in 2012 to serve until this Meeting. The Board of Directors of the Fund unanimously proposed the Class III nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy “FOR” the election of the two Class III nominees of the Fund listed above. Each nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that either of the Class III nominees will be unable to serve as a Director. Each of the nominees currently is a member of the Board of Directors.

Please see page 5 of this Proxy Statement for additional information concerning the Class III nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO NOMINEES AS CLASS III DIRECTORS.

Certain Information Concerning Directors and Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an Officer of the Fund, including his or her beneficial ownership of common stock of the Fund. All of the information is as of December 31, 2014.

Class I Directors (Terms Will Expire in 2016)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 72	Director (2005); and Member of the Governance/ Nominating Committee (2005), the Pricing Committee (2009 to 2011; 2012 to 2014) and the Audit Committee (2014)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001- $50,000
R. Clark Hooper Age: 68	Director (2007); and Member of the Audit Committee (2007) and the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director (72 funds) and Chair (66 funds) of certain funds in the American Funds fund complex; Director of JP Morgan Value Opportunities Fund from 2005 to 2014; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Member of the Executive Committee and Board of Trustees of Children’s Hospital of Philadelphia (PA)	1,790 $10,001- $50,000

Class II Directors (Terms Will Expire in 2017)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Richard Brealey Age: 78	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	17,214 Over $100,000
Claus Helbig Age: 73	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009 to 2014) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001- $50,000
Samuel B. Witt, III, Esq. Age: 79	Director (1987) and Chairman of the Board of Directors (2006); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	7,713 $50,001- $100,000

Class III Directors (Nominees for Terms Expiring in 2018)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 70	Director (2012); Member and Chair (2013) of the Audit Committee; and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	5,000 $50,001- $100,000
David R. Bock Age: 71	Director (2010); and Member of the Governance/ Nominating Committee (2010), the Pricing Committee (2010) and the Audit Committee (2012)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001- $100,000

Officers[3]
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Mark A. Hemenetz Age: 58	President and Principal Executive Officer (2014)	Chief Operating Officer — Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Alan M. Mandel Age: 57	Treasurer and Principal Financial Officer (2014)	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	1,000 $10,001- $50,000
Stephen M. DeTore Age: 63	Chief Compliance Officer (2014)	Chief Compliance Officer, SIMNA; Member of Board of Managers, SFA; Chief Compliance Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Abby L. Ingber Age: 52	Chief Legal Officer and Secretary (2014)	Deputy General Counsel and Managing Lawyer, SIMNA; Member of Board of Managers, SFA; Chief Legal Officer and Secretary/Clerk of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Carin F. Muhlbaum Age: 52	Vice President (2014)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Member of Board of Managers, SFA	None	None
William P. Sauer Age: 51	Vice President (2014)	Head of Investor Services, SIMNA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
David Marshall Age: 42	Assistant Treasurer (2014)	Manager of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Vice President of Fund Administration, AMG Funds	None	None
Scott Rhodes Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 55	Assistant Treasurer (2012)	Senior Vice President, Citi (since 2010); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management, Inc. (2005 to 2010)	None	None
Angel Lanier Age: 53	Assistant Secretary (2014)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC	None	None
Heather Melito-Dezan Citi Fund Services 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 37	Assistant Secretary (2014)	Assistant Vice President, Regulatory Administration, Citi (since 2013)	None	None

[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022.

[2]

All Directors, nominees for Director and Officers as a group (17 persons) owned 42,106 shares, which constitutes less than 1.0% of the outstanding shares of common stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[3]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

The Fund’s Officers are elected annually by the Board of Directors generally at its regular meeting in connection with the Annual Meeting of Stockholders.

Additional Information about the Fund’s Board of Directors

Board’s Oversight Role in Management.  The Board’s role in management of the Fund is oversight. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, SIMNA, the Fund’s sub-investment adviser, SIMNA Ltd., the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), the Fund’s administrator and fund accountant, Citi Fund Services, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including SIMNA’s Chief Operating Officer, the Fund’s and SIMNA’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Principal Financial Officer. The Board also receives periodic presentations from senior personnel of Schroders or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, Schroders and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from the Fund’s Chief Compliance Officer, counsel to the Fund and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of a fund’s board members not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Independent Board members”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, the Board of Directors is comprised entirely of Non-Interested Directors. The Board has determined that its leadership structure, in which none of the Directors, including the Chairman of the Board, is affiliated with Schroders, is appropriate in light of the services that Schroders provide to the Fund and potential conflicts of interest that could arise from that relationship.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.  The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board’s Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Schroders, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each Director and nominee for Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director and nominee for Director satisfies the “Relevant Experience and Country Knowledge” requirements and does not have any “Conflict of Interest,” as such terms are defined in the Fund’s Amended and Restated By-Laws and also set forth in the Governance and Nominating Committee Charter, which was attached as Exhibit A to the Fund’s Proxy Statement dated May 3, 2013.

•

Brian A. Berris — Brian A. Berris has an extensive business and investment management background. He joined Brown Brothers Harriman & Co. (“BBH”) in 1973 and has been a Partner at BBH since 1991. Mr. Berris served as Head of BBH’s U.S. Wealth Management activities for taxable investors from 1991 to 1998. From 1998 to 2010, he served as Head of BBH’s Global Investment Management business for institutional and private investors. During this period, Mr. Berris served on several firm-wide committees, including the Finance Committee and the Steering Committee. Mr. Berris also serves as the Chair of the Fund’s Audit Committee.

•

David R. Bock — Mr. Bock has extensive business and financial experience. He has been a Managing Partner of Federal City Capital Advisors, LLC since 1997, and also served as a Managing Director of Lehman Brothers from 1992 to 1995. Mr. Bock also has significant economic and monetary policy experience, having served as an Executive at The World Bank for almost 20 years. Mr. Bock also has significant board experience, having served on the boards of public and private investment and operating companies, including the Pioneer Funds, New York Mortgage Trust and I-trax, Inc. over the last 10 years.

•

Jean-Marc Boillat — In addition to serving as the Ambassador of Switzerland to numerous countries for over 15 years, Mr. Boillat also served as the Chief Executive Officer of Tornos-Bechler S.A., a Swiss company that is a leading global manufacturer and supplier of high precision machinery.

•

Richard A. Brealey — Professor Brealey’s extensive economic background includes serving as a full time faculty member of the London Business School for thirty years and also serving as a Special Advisor to the Governor of the Bank of England from 1998 to 2001. He has served on the Investment Committees of Oxford University, the London Business School and the British Academy. He is a published author in the international finance area and provides expert witness testimony and consults on valuation matters and investment policy. He previously served as a board member of the HSBC Investor Funds, Sun Life Assurance Company of Canada UK Holdings PLC and Tokai Derivatives Products Ltd. Professor Brealey also serves as the Chair of the Fund’s Pricing Committee.

•

Claus Helbig — Dr. Helbig has served as a director or supervisory board member of several multi-national corporations or their affiliated entities, including Audi AG, Booz Allen Hamilton and GLL Real Estate Partners, a Munich-based real estate funds management group. He formerly served as a supervisory board member of CLAAS KgaA mbH, a German-based international agricultural engineering company. He also has a legal degree from the University of Geneva. Dr. Helbig also serves as the Chair of the Fund’s Governance and Nominating Committee.

•

R. Clark Hooper — Ms. Hooper has extensive regulatory experience in the area of registered investment companies. She held various positions at the National Association of Securities Dealers, Inc. (currently, the Financial Industry Regulatory Authority, Inc.) for over 30 years. During that time, she served as Executive Vice President of Regulatory Policy and Oversight and had responsibility for directing policies, rulemaking and regulation of the underwriting and distribution of registered investment companies. She also has served as a board member, including serving as chair of the boards, of various funds in the American Funds complex since 2003.

•

Samuel B. Witt, III, Esq. — Mr. Witt has served as a Director since the Fund’s initial public offering in 1987. During his tenure, he served as Chair of the Audit Committee for over 10 years and has served as the Chairman of the Board since 2006. Mr. Witt has an extensive legal and business background, including past service as European Counsel and Director of Finance for a U.S. publicly-traded company and as General Counsel of the International and U.S. Businesses of a Fortune 100 public company. He has traveled, lived and worked extensively overseas, including Europe. Mr. Witt also has been active in public service, including past board memberships with the George C. Marshall Foundation, The University of Virginia Law School and the Board of Visitors of the Virginia Military Institute.

Board Committees, Meetings and Compensation

The Board has three standing Committees: the Audit Committee, the Governance and Nominating Committee and the Pricing Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

Audit Committee.  The current members of the Audit Committee of the Board of Directors are Mme. Hooper and Messrs. Berris, Bock, Boillat and Brealey. Mr. Berris serves as Chair of the Audit Committee. Mr. Witt, as Chairman of the Board, serves as an ex-officio member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee. Each member of the Committee, including Mr. Witt, is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2014. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swzfund.com.

Governance and Nominating Committee.  The Board of Directors has a Governance and Nominating Committee on which all current Directors serve. Dr. Helbig serves as Chair of the Governance and Nominating Committee. Each member of the Committee is “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance and Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022. The Governance and Nominating Committee held three meetings during the year ended December 31, 2014. The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the Fund’s current Governance and Nominating Committee Charter was attached as Exhibit A to the Fund’s Proxy Statement dated May 3, 2013.

Pricing Committee.  The Board of Directors has a Pricing Committee whose current members are Messrs. Bock, Brealey and Helbig. Mr. Brealey serves as Chair of the Pricing Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Committee. The Pricing Committee oversees the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held three meetings during the year ended December 31, 2014.

In September 2013, the Board of Directors established an Ad Hoc Strategic Planning Sub-Committee of the Board to assist the Board in considering certain actions that the Fund could take to enhance stockholder value and address the discount at which the Fund’s shares of common stock have traded. The Sub-Committee’s mandate was expanded in 2014 to assist the Non-Interested Directors in developing and implementing a process to consider and evaluate potential successors to the Fund’s former investment adviser. As that process concluded as of July 1, 2014 with the approval of Schroders to provide investment advisory services to the Fund, the Sub-Committee has reverted back to its original mandate. The current members of the Ad Hoc Strategic Planning Sub-Committee are Messrs. Bock and Brealey, who serve as Co-Chairs. At times, Messrs. Berris and Mr. Witt also served as members (Mr. Witt in an ex-officio capacity) of the Sub-Committee.

During the year ended December 31, 2014, the Board of Directors met five times, and the Non-Interested Directors met an additional five times. Each current Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served. The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. While all of the Fund’s Directors usually attend the Fund’s annual meetings of stockholders, only Ms. Hooper and Messrs. Bock and Witt attended the 2014 Annual Meeting of Stockholders as that meeting was not held in conjunction with the Fund’s regularly scheduled quarterly Board meeting. The Fund currently expects that all of the Directors will attend the Meeting.

During the year ended December 31, 2014, the Fund paid each Director an annual retainer of $40,821, except for the Chairman of the Board to whom the Fund paid $54,467 and for the Chairs of the three standing Committees to each of whom the Fund paid $46,700. In addition, the Fund paid each Director $1,300 for each Board meeting attended and paid each Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only stand-alone meetings not held as part of another meeting, for example when certain items of Committee business may be addressed as part of the quarterly general Board meetings. The annual retainer paid to Directors (including the annual retainer paid to the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee) is adjusted annually, as of each January 1, in proportion to the increase (or decrease) in the Consumer Price Index for the preceding twelve month period. Each Director may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses the Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings.

During the year ended December 31, 2014, the Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Name of Person and Position	Aggregate Compensation From the Fund*
Brian A. Berris, Chair of the Audit Committee	$70,950
David R. Bock	$98,571
Jean-Marc Boillat	$58,571
Richard A. Brealey, Chair of the Pricing Committee	$72,450
Dr. Claus Helbig, Chair of the Governance and Nominating Committee	$68,200
R. Clark Hooper	$60,821
Samuel B. Witt, III, Esq., Chairman of the Board	$95,217
TOTAL REMUNERATION:	$524,780

*	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Fund. The Fund pays all of the Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

The remuneration in the preceding table includes additional compensation received by the members of the Ad Hoc Strategic Planning Sub-Committee and the Chairman of the Board, as well as the other Non-Interested Directors, for significant work performed in connection with certain strategic planning matters, including the change in the Fund’s investment adviser, which became effective on July 1, 2014. The Board does not expect such level of remuneration to be a recurring expense of the Fund.

No Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year. Accordingly, no other persons have been included in the preceding compensation table.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its executive (and certain other) officers, Schroders and certain affiliated persons of Schroders and any persons beneficially owning more than ten percent of the Fund’s common stock are required to report their ownership of the Fund’s common stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the NYSE. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2014. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2014.

Security Ownership of Certain Beneficial Owners

As of the record date, no stockholder, to the knowledge of the Fund, based on Schedule 13G and 13D filings with the Commission, beneficially owned more than five percent of the Fund’s outstanding shares of common stock, except as listed below:

Name of Person	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Lazard Asset Management LLC[1]	3,486,101	13.13%
1607 Capital Partners, LLC[2]	3,333,391	12.60%
Wells Fargo & Company[3]	2,703,081	10.18%
Karpus Management, Inc.[4]	1,453,562	5.47%

[1]

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, on behalf of its advisory clients, filed on February 10, 2015 a beneficial ownership report on Schedule 13G/A with the Commission.

[2]

1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125, Glen Allen, Virginia 23060, on behalf of its advisory clients, filed on February 17, 2015 a beneficial ownership report on Schedule 13G/A with the Commission.

[3]

Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104, on behalf of certain of its subsidiaries and the advisory clients thereof, filed on April 10, 2015 a beneficial ownership report on Schedule 13G/A with the Commission.

[4]

Karpus Management, Inc., doing business as Karpus Investment Management, 183 Sully’s Trail, Pittsford, New York 14534, on behalf of its advisory clients, filed on February 13, 2015 a beneficial ownership report on Schedule 13G with the Commission.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 16, 2015, the Audit Committee of the Fund’s Board of Directors recommended, and the Board of Directors approved and ratified, PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2015. Based principally on representations from PwC, the Fund knows of no direct financial or material indirect financial interest of PwC in the Fund. PwC has served as the independent registered public accounting firm for the Fund since July 1, 2014, the date as of which Schroders commenced providing investment advisory services to the Fund. No representative of PwC is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of PwC as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to continue to retain PwC, but may decide to do so. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Dismissal of Deloitte & Touche LLP, the Fund’s Former Independent Registered Public Accounting Firm

On June 3, 2014, the Board of Directors approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm in the event that Schroders commenced providing investment advisory services to the Fund. The Board’s decision to approve the contingent dismissal of Deloitte was recommended by the Audit Committee after receipt of a letter from Deloitte to the Audit Committee disclosing the existence of certain business relationships and the provision of certain services to Schroders and/or its affiliates that would be considered independence impairing to the Fund under the independence rules of the Commission and the Public Company Accounting Oversight Board. Deloitte stated that in the event that the Fund’s stockholders voted to approve the election of Schroders at the 2014 Annual Meeting of Stockholders, Deloitte could not continue to serve as the Fund’s independent registered public accounting firm from the date Schroders commenced providing investment advisory services to the Fund. As a result, Deloitte was dismissed as the Fund’s independent registered public accounting effective July 1, 2014.

Deloitte served as the Fund’s independent registered public accounting firm for the fiscal years ended December 31, 2012 and December 31, 2013. The audit reports of Deloitte on the Fund’s financial statements as of and for the years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2013 and through June 30, 2014, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Fund previously provided Deloitte with a copy of the foregoing disclosures, as set forth in the Fund’s Current Report on Form 8-K filed with the Commission on July 7, 2014 (the “Form 8-K”), and asked Deloitte to furnish the Fund with a letter addressed to the Commission containing any new information, clarification of the Fund’s expression of Deloitte’s views, or the respects in which Deloitte did not agree with the statements contained herein. A copy of Deloitte’s letter, stating that it agreed with the above statements, was included as an exhibit to the Form 8-K. In addition, the Fund requested that Deloitte review the disclosures contained herein.

Engagement of PricewaterhouseCoopers LLP, the Fund’s Current Independent Registered Public Accounting Firm

On June 3, 2014, upon the recommendation of the Audit Committee, the Board approved the engagement of PwC to serve as the Fund’s independent registered accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2014 in the event that (i) Schroders was approved by the Fund’s stockholders and commenced providing investment advisory services to the Fund and (ii) Deloitte was dismissed as the Fund’s independent registered public accounting firm. Schroders commenced providing advisory services to the Fund on July 1, 2014 and Deloitte was dismissed as the Fund’s independent registered public accounting firm effective the same date. Since July 1, 2014, PwC has served as the Fund’s independent registered public accounting firm.

During the fiscal years ended December 31, 2012 and December 31, 2013 and through June 30, 2014, neither the Fund nor any person on its behalf had consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

The Fund requested that PwC review the disclosures contained herein.

Certain Information Concerning Payments to Independent Registered Public Accounting Firms

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by Deloitte (for the fiscal year ended December 31, 2013) and PwC (for the fiscal year ended December 31, 2014) for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,900 and $94,000, respectively.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services rendered by Deloitte (for the fiscal year ended December 31, 2013) and PwC (for the fiscal year ended December 31, 2014) that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above were $0 and $10,000, respectively. During the fiscal year ended December 31, 2014, the Fund engaged PwC to perform a review, in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, of the Fund’s semi-annual financial statements, including the documentation and fair valuation procedures of the Fund’s privately held investments and private equity partnerships.

(c)  Tax Fees.  The aggregate fees billed in each Reporting Period for professional services rendered by Deloitte (for the fiscal year ended December 31, 2013) and PwC (for the fiscal year ended December 31, 2014) for tax compliance, tax advice and tax planning (“Tax Services”) was $6,600. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by Deloitte and PwC other than those services reported in paragraphs (a) through (c) above was $5,500 and $0, respectively. During the fiscal year ended December 31, 2014, Deloitte provided certain additional services to the Fund in connection with the change in the Fund’s investment adviser, which became effective on July 1, 2014. Neither Deloitte nor PwC provided any other additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c).

Audit Committee Pre-Approval Policies.  The Audit Committee pre-approves all audit and non-audit services to be provided by the Fund’s independent registered public accounting firm to the Fund, and non-audit services to the Fund’s investment adviser or any entity controlling, controlled by or under common control therewith that provides ongoing services to the Fund (“Service Affiliates”) on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining the independence of the Fund’s independent registered public accounting firm.

Non-Audit Fees.  The aggregate non-audit fees billed in the Reporting Periods by PwC for services rendered to the Fund and its current Service Affiliates were $0 in 2013 and $6,600 in 2014. These aggregate non-audit fees include the Tax Services described above. The aggregate non-audit fees billed in the Reporting Periods by Deloitte for services rendered to the Fund and its then-current Service Affiliates were $6,600 in 2013 and $5,500 in 2014. These aggregate non-audit fees include the Tax and Other Services described above. There were no fees billed by PwC or Deloitte in the Reporting Periods for non-audit services rendered to the Fund’s current Service Affiliates or then-current Service Affiliates, respectively.

Auditor Independence.  The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO

RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE

FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2015.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swzfund.com. As set forth in the Charter, management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, PwC, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee considered and discussed the December 31, 2014 audited financial statements with management and with PwC. The Committee also discussed with PwC the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications With Audit Committees, as currently in effect. Finally, the Committee reviewed the written disclosures and the letter from PwC required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and discussed with PwC the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s 2014 financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles, nor do they assure PwC’s independence. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2014, and filed with the Commission.

Brian A. Berris, Audit Committee Chair

David R. Bock

Jean-Marc Boillat

Richard Brealey

R. Clark Hooper

Dated: February 23, 2015

PROPOSAL 3: ELECT EACH DIRECTOR ANNUALLY

What is this Proposal?

Mr. Kenneth Steiner, a stockholder of the Fund (the “Proponent”), is the proponent of the following proposal. The Proponent’s address and the number of shares he owns in the Fund will be furnished by the Fund’s Secretary upon request. Mr. Steiner’s proposal and his accompanying supporting statement submitted to the Fund read as follows:

RESOLVED, shareholders ask that our Company take the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year. Although our company can adopt this proposal topic in one-year, this proposal allows the option to phase it in over 3-years.

Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.”

A total of 79 S&P 500 and Fortune 500 companies, with aggregate market capitalization of one trillion dollars, adopted this topic in 2012 and 2013. Annual elections are widely viewed as a corporate governance best practice. Annual election of each director could make directors more accountable, and thereby contribute to improved performance and increased company value.

We previously approve this proposal topic with our impressive 68% support.

Please vote to enhance value:

Elect Each Director Annually — Proposal 3

The Board of Directors Opposes This Proposal Because It Believes

the Proposal Is Not in the Best Interests of the Fund and Its Stockholders.

The Fund is Not an Operating Company. What Might Be Perceived as Best Practices for an

Operating Company, Like the Governance Practices Cited by the Proponent,

May Not Be Best Practices for an Investment Company, Such as the Fund.

The following Statement of Opposition details the reasons why the Board recommends you vote “AGAINST” the Proponent’s proposal.

What is the Current Structure of the Board of Directors?

The Fund’s Certificate of Incorporation, as amended to date, and Amended and Restated By-Laws currently provide for the Fund’s Board of Directors to be classified into three classes of generally equal sizes. Directors of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify. This classified board structure has been in place since the Fund’s inception in 1987, and is similar to the classified board structures generally employed by closed-end registered management investment companies.

Currently, the Fund’s Board of Directors is comprised entirely of Non-Interested Directors that have been elected previously by the Fund’s stockholders.

2011 Proposal to Elect Each Director Annually?

The Proponent submitted a similar proposal to declassify the Board of Directors for consideration at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”). As suggested by the Proponent, approximately 67% of the votes cast on that proposal voted in favor of it. That percentage, however, could be subject to the misunderstanding that a majority of the Fund’s shares voted in favor of the proposal. As publicly disclosed in 2011, the 67% approval was based on the total number of votes cast on the proposal, not on the total number of shares present at the 2011 Annual Meeting or the total number of shares of the Fund then-outstanding. There were 30,688,423 shares of the Fund’s common stock eligible to vote at the 2011 Annual Meeting. Only 13,226,092 shares voted in favor of the Proponent’s proposal — a 43% approval vote.

Following the 2011 Annual Meeting, in light of the voting results, the Fund’s Board of Directors reconsidered whether it was in the best interests of the Fund and its stockholders to take the steps necessary to declassify itself and hold annual elections for all the Directors. After additional consideration, the Board unanimously reconfirmed that such an action was not in the best interests of the Fund and its stockholders, decided not to submit any such proposal to the Fund’s stockholders and disclosed this decision to stockholders.

How Does the Board of Directors Recommend I Vote?

After receiving the Proponent’s proposal, the Board of Directors considered the Proponent’s request to declassify the Board of Directors. The Board of Directors continues to conclude that declassifying the Board is not in the best interest of the Fund and its stockholders. As such, the Board recommends you vote “AGAINST” Proposal 3. The key reasons are:

•

Operating Companies Comparisons are Inapposite; Proxy Advisory Firms’ Guidelines are Generic — Unlike the S&P 500 and Fortune 500 companies cited by the Proponent, the Fund is not an operating company. The Board does not believe that general arguments in support of a declassified board structure of an operating company readily translate into supporting the declassification of a board of an investment company. The Board believes that investment companies are subject to materially different governance standards, management structures, conflicts of interest concerns and regulatory requirements than operating companies. The Board does not believe that generic voting recommendations by proxy advisory firms on governance proposals, such as board classification, encourages stockholders to properly consider those proposals in light of the material differences between operating companies and investment companies, which are considered by the Board.

•

Better Oversight of Management and Good Corporate Governance — The Board believes that a classified board helps attract and retain Directors who wish to make a long-term commitment to the Fund and its stockholders, thus creating a more experienced Board that is better able to identify and accomplish long-term goals in overseeing management of the Fund and providing good corporate governance. The Fund’s classified board structure is designed to promote stability, continuity and independence in the management of the Fund by ensuring that Directors are well-positioned to make independent decisions in the best interests of the Fund and its stockholders.

•

Equal Accountability to Stockholders — The Board believes that Directors elected under the current classified structure are no less accountable to stockholders than they would be if elected annually. A shorter term does not necessarily mean enhanced corporate governance, as each Director has the same fiduciary duties to the Fund, regardless of how often he or she stands for election.

•

No Entrenchment of Management — Classified boards of investment companies do not entrench management — as management is provided externally by an investment adviser. Importantly, the Non-Interested Directors, subject to the approval of the Fund’s stockholders, voted to replace the Fund’s former investment adviser in 2014.

•

Better Protection Against Certain Takeovers and Unfair and Abusive Tactics — The Fund’s classified board structure reduces the Fund’s vulnerability to hostile takeover attempts by persons that may have agendas that are not aligned with the long-term and best interests of the Fund and all of its stockholders. The Fund’s classified board structure encourages activist stockholders to negotiate at arm’s-length with the Board and helps to prevent abrupt changes in the Fund based on the special interests of a select group of stockholders.

These reasons are discussed in greater detail below.

Operating Companies Comparisons are Inapposite; Proxy Firms’ Guidelines are Generic.  The Proponent asserts that 79 S&P 500 and Fortune 500 companies adopted declassified board structures in 2012 and 2013; however, none of these companies is an investment company. Investment companies and operating companies are very different types of companies. Investment companies are externally managed, overseen by an independent board of directors and operate pursuant to a different and heightened regulatory scheme.

Operating companies, on the other hand, are internally managed and are not subject to the same independence requirements as investment companies. As such, the role of a board of directors of an investment company is different in material aspects than the role of a board of directors of an operating company. A primarily role of a board of an investment company is to approve the fund’s investment advisory arrangements and oversee potential and actual conflicts of interest involving the fund. Operating companies — like the S&P 500 and Fortune 500 companies cited by the Proponent — do not have investment advisers and are not subject to the same types of conflicts of interests that a board of an investment company must oversee. General arguments in support of a declassified board structure of an operating company — with an internal and interested management structure — do not readily translate into supporting the declassification of a board of an investment company.

The proxy voting guidelines issued by proxy advisory firms, such as Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc., do not distinguish between investment companies and operating companies and, therefore, their general views of and recommendations regarding declassified board structures are not applicable in this instance. The Board does not believe that generic voting recommendations on governance proposals, such as board classification, encourages stockholders to properly consider those proposals in light of the material differences between operating companies and investment companies. In addition, given the widespread use of proxy advisory firms, these generic recommendations may facilitate, in part, voting results that do not account for the specific considerations undertaken by the Board.

Better Oversight of Management and Good Corporate Governance.  The Board believes that its Directors, who have experience with the Fund and knowledge regarding the Fund’s operations, are a valuable resource in overseeing management of the Fund. The Board believes that an abrupt change in the Board’s structure could impair the Fund’s ability to achieve its investment objective. The Board also believes that a classified board:

•	enhances the independence of the Directors by providing them with an assured three-year term of office rather than just a one-year term;

•

strengthens the Fund’s ability to attract and retain highly qualified Directors who are willing to make a long-term commitment to the Fund and its stockholders and develop a deep understanding of the Fund; and

•	creates an environment and culture and good corporate governance whereby new Directors seek to gain knowledge about the Fund from continuing Directors.

The Board believes that a classified board structure is consistent with good corporate governance, as the Board believes that good corporate governance depends primarily upon active and independent Directors who are experts in their fields, knowledgeable about critical aspects of the Fund’s operations and skillful in serving as competent and alert overseers of Fund management. The Fund’s current Directors are experienced, qualified and knowledgeable about the Fund and committed to protecting the long-term interests of the Fund’s stockholders.

Equal Accountability to Stockholders.  The Board has implemented broad measures to ensure accountability of Directors, by providing for annual evaluations of Director independence and an annual self-assessment of the Board’s performance. The Directors also are required by federal and state law to uphold their fiduciary duties to the Fund and its stockholders regardless of the length of term or frequency of election, and are committed to acting in the best interests of the Fund and its stockholders.

Moreover, the Fund’s stockholders have a variety of tools at their disposal to ensure accountability of Directors, including withholding votes from Directors who are standing for election, withholding votes from other Board- or management-sponsored proposals and meeting with Directors to express concerns or discuss certain matters. At the 2014 Annual Meeting of Stockholders, at least 90% of the total number of votes cast, and over 82% of the total number of shares of the Fund outstanding, were voted in favor of each Director standing for election at the meeting. In addition, the Fund’s By-Laws provide that any Director may be removed for cause by the affirmative vote of at least seventy-five percent (75%) of the shares outstanding and entitled to vote in the election of Directors. The Board believes that Directors elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as Directors who are elected annually. A shorter term does not necessarily mean enhanced corporate governance or fulfillment of duties by the Board.

No Entrenchment of Management.  Arguments that classified boards serve to entrench management or discourage potential acquirers do not readily apply to investment companies, as daily management of a fund is provided by its investment adviser, not the fund’s board. The Board of Directors has a primary responsibility to oversee the Fund’s service providers, including the investment adviser, and manage conflicts of interest — not to manage the Fund’s daily operations. The Board continues to demonstrate its commitment to independent oversight and accountability, evidenced by its recommendation last year that stockholders approve SIMNA and SIMNA Ltd. as the Fund’s new investment adviser and sub-investment adviser, respectively.

Better Protection Against Certain Takeovers and Unfair and Abusive Tactics.  Because only three of the Fund’s Directors, at most, are elected at any annual meeting of stockholders, at least two annual meetings would be required to effect a change in control of the Board, giving the Directors the time and leverage necessary to engage activist stockholders in good-faith, arm’s-length discussions and to negotiate the best result for the Fund. Absent the classified Board, an activist stockholder (or group of stockholders) could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s common stock to replace the entire Board with its own nominees at a single annual meeting. Having a classified board structure does not prevent hostile takeover attempts, but it provides the Board with some protection against abusive tactics and artificial pressures and also provides the Board the time and opportunity to negotiate with activist stockholders and to make reasonable business judgments in the best interests of the Fund and all of its stockholders.

THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE AGAINST

PROPOSAL 3 BECAUSE IT BELIEVES THE PROPOSAL IS NOT IN THE BEST INTEREST OF THE

FUND AND ITS STOCKHOLDERS.

What is the Required Vote and What Would Happen if Proposal 3 is Approved?

If a quorum of the Fund’s shares necessary for the transaction of business at the Meeting is present, Proposal 3 will be treated as approved if a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon vote “FOR” the Proposal. Proposal 3 is not a stockholder vote to approve declassifying the Board of Directors, but rather it proposes that the Fund’s stockholders ask the Directors to take action to effect a declassification of the Board of Directors. If Proposal 3 passes at the Meeting, the Directors would continue to exercise their fiduciary duty to act in the interest of the Fund’s stockholders in investigating further the details and potential benefits and detriments of declassifying the Fund’s Board of Directors, but would not be obligated to recommend to stockholders a vote to declassify the Board. In addition, even if the Board concluded that declassifying the Board of Directors was in the best interests of the Fund and its stockholders, it may submit a proposal to a vote of the Fund’s stockholders with terms that are different from those contained in the Proponent’s proposal.

In order to take the necessary steps to declassify the Board of Directors, the Directors would need to conclude that such a declassification would be in the best interests of stockholders. Pursuant to its authority, the Board could act to amend the Fund’s By-Laws to remove the provisions providing for classification and make any other necessary amendments to provide for the annual election of Directors. However, the Board cannot be declassified without amending the Fund’s Certificate of Incorporation, which can only be done through a vote of the Fund’s stockholders. As such, declassification of the Board cannot occur without (i) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed declassification, and (ii) a separate vote of the Fund’s stockholders approving the declassification. A vote of a “majority of the outstanding voting securities” of the Fund is necessary to approve amending the Fund’s Certificate of Incorporation. A vote of a “majority of the outstanding voting securities” of the Fund means an affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2016 must be received by the Fund on or before January 5, 2016 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2016 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022, between February 26, 2016 and March 27, 2016.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting Proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. (“Georgeson”) to serve as Proxy solicitor at an anticipated cost of approximately $10,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by Georgeson, the Fund’s officers and officers of Schroders. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of Proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson, Telephone Number: 1-866-695-6075.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

HOUSEHOLDING

Please note that only one Annual Report or most recent Quarterly Report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual Report or most recent Quarterly Report or Proxy Statement, or for instructions as to how to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTING RESULTS

The Fund will advise stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY BY MAIL OR BY VOTING BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-866-695-6075.

Abby L. Ingber
Dated: May 4, 2015	Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your Proxy, you may choose one of the two voting methods outlined below to vote your Proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m. Eastern Daylight Time on June 24, 2015.

Vote by Internet
•	Log on to the Internet and go to http://proxy.georgeson.com/
•	Follow the steps outlined on the secured website.
Vote by telephone
•	Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals
	The Board of Directors recommends a vote FOR both nominees listed and FOR Proposal 2.	+

1. To elect two Class III Directors:
		For	Withhold

01 -	With respect to the proposal to elect Brian A. Berris as a Class III Director.	☐	☐

02 -	With respect to the proposal to elect David R. Bock as a Class III Director.	☐	☐

		For	Against	Abstain
2.	With respect to the proposal to ratify the selection by the Fund’s Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 3.

		For	Against	Abstain
3.	The stockholder asks the Board of Directors to take the steps necessary to reorganize the Board of Directors into one class with each Director subject to election each year, as described in the accompanying Proxy Statement.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swzfund.com. You are encouraged to review all of the information contained in the Proxy materials before voting. For directions to the Meeting, please call the Fund at 1-800-730-2932 or Georgeson Inc. at 1-866-695-6075.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE SWISS HELVETIA FUND, INC.

875 THIRD AVENUE, 22ND FLOOR, NEW YORK, NEW YORK 10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED MAY 4, 2015, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel and Abby L. Ingber, and each of them, the true and lawful attorneys and Proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 28, 2015 at the Annual Meeting of Stockholders to be held at 9:30 a.m., on Thursday, June 25, 2015, at the offices of Stroock & Stroock & Lavan LLP, 767 Third Avenue, New York, New York 10017 or any adjournment or postponement thereof.

This Proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” the election of each nominee as a Class III Director, “FOR” the ratification of the Fund’s independent registered public accounting firm and “AGAINST” the stockholder proposal described in the accompanying Proxy Statement, if properly presented at the Meeting. This Proxy also will be voted in the discretion of the Proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any Proxy or Proxies heretofore given and ratifies and confirms all that the Proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said Proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such Proxies.

In their discretion, the persons named as Proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

(Continued and to be signed on the reverse side)